Industrial Design License Agreement

Prepared for:

Jacksaa Jayson Tan
Jaison Phytochem, Inc.

Created by:

Alicia Ling Hui Eng
Superbee Network Singapore Pte Ltd

License Agreement

For use of Packaging for Honey in Straw Shape.

This License Agreement (this “Agreement” of this “License Agreement”) is made and effective as of 3rd January 2020 (the “Commencement Date”) by and between Superbee Network Singapore Pte Ltd, a company organized and existing in Singapore, with a registered address at 1 kaki Bukit Ave 3, #09-11, KB-1, Singapore 416087 (“Licensor”) and Jaison Phytochem, Inc, a company organized and existing in USA, with a registered address at 30N Gould St STE R, Sheridan, WY 82801 (“Licensee”).

WHEREAS:

1.	Licensee wishes to obtain a license to use Packaging for Honey in Straw Shape (hereinafter, the “Asset”), and
2.	Licensor is willing to grant to the Licensee an exclusive, non-transferable License to use the Asset for the term and specific purpose set forth in this Agreement,

NOW, THEREFORE, in consideration of the foregoing, and of the mutual promises and undertakings contained herein, and other good and valuable consideration, the parties agree as follows:

1. Definitions

1.1 “Agreement” means this License Agreement including the attached Exhibit and Schedule.

1.2 “Confidential Information” means information that:
a. is by its nature confidential;
b. is designated in writing by Licensor as confidential;
c. the Licensee knows or reasonably ought to know is confidential;
d. Information comprised in or relating to any Intellectual Property Rights of Licensor.

1.3 “Asset” means the Asset provided by Licensor as specified in Item 6 of the Schedule in the form as stated in Item 7 of the Schedule.

1.4 “Intellectual Property Rights” means all rights in and to any copyright, trademark, trading name, design, patent, know how (trade secrets) and all other rights resulting from intellectual activity in the industrial, scientific, literary or artistic field and any application or right to apply for registration of any of these rights and any right to protect or enforce any of these rights, as further specified in clause 5.

1.5 “Party” means a person or business entity who has executed this Agreement; details of the Parties are specified in Item 2 of the Schedule.

1.6	“Term” means the term of this Agreement commencing on the Commencement Date as specified in Item 4 of the Schedule and expiring on the Expiry Date specified in Item 5 of the Schedule.

1.7	CLOSING. “Closing” shall occur when both LICENSOR and LICENSEE have applied their respective signatures to this Agreement.

2. License Grant

2.1 Licensor grants to the Licensee an exclusive, non-transferable License for the Term to use the Asset for the specific purpose specified in this Agreement, subject to the terms and conditions set out in this Agreement.

3. Charges

3.1 In consideration of the Licensor providing the License under clause 2 of this License Agreement, the Licensee agrees to pay Licensor the amount of the License Charge as specified in Item 9 of the Schedule

4. Licensee’s Obligations

4.1 The Licensee cannot use the Asset, for purposes other than as specified in this Agreement and in Item 8 of the Schedule.

4.2 The Licensee may permit its employees to use the Asset for the purposes described in Item 8, provided that the Licensee takes all necessary steps and imposes the necessary conditions to ensure that all employees using the Asset do not commercialise or disclose the contents of it to any third person, or use it other than in accordance with the terms of this Agreement.

4.3 The Licensee will not distribute, sell, License or sub-License, let, trade or expose for sale the Asset to a third party.

4.4 No copies of the Asset are to be made other than as expressly approved by Licensor.

4.5 No changes to the Asset or its content may be made by Licensee.

4.6 The Licensee will provide technological and security measures to ensure that the Asset which the Licensee is responsible for is physically and electronically secure from unauthorised use or access.

4.7 Licensee shall ensure that the Asset retains all Licensor copyright notices and other proprietary legends and all trademarks or service marks of Licensor.

5. Intellectual Property Rights

5.1 All Intellectual Property Rights over and in respect of the Asset are owned by Licensor. The Licensee does not acquire any rights of ownership in the Asset.

6. Limitation of Liability

6.1 The Licensee acknowledges and agrees that neither Licensor nor its board members, officers, employees or agents, will be liable for any loss or damage arising out of or resulting from Licensor’s provision of the Asset under this Agreement, or any use of the Asset by the Licensee or its employees; and Licensee hereby releases Licensor to the fullest extent from any such liability, loss, damage or claim.

7. Confidentiality

7.1 Neither Party may use, disclose or make available to any third party the other Party’s Confidential Information, unless such use or disclosure is done in accordance with the terms of this Agreement.

7.2 Each Party must hold the other Party’s Confidential Information secure and in confidence, except to the extent that such Confidential Information:
a. is required to be disclosed according to the requirements of any law, judicial or legislative body or government agency; or
b. was approved for release in writing by the other Party, but only to the extent of and subject to such conditions as may be imposed in such written authorisation.

7.3 This clause 7 will survive termination of this Agreement.

8. Disclaimers & Release

8.1 To the extent permitted by law, Licensor will in no way be liable to the Licensee or any third party for any loss or damage, however caused (including through negligence) which may be directly or indirectly suffered in connection with any use of the Asset.

8.2 The Asset is provided by Licensor on an “as is” basis.

8.3 Licensor will not be held liable by the Licensee in any way, for any loss, damage or injury suffered by the Licensee or by any other person related to any use of the Asset or any part thereof.

8.4 Notwithstanding anything contained in this Agreement, in no event shall Licensor be liable for any claims, damages or loss which may arise from the modification, combination, operation or use of the Asset with Licensee computer programs.

8.5 Licensor does not warrant that the Asset will function in any environment.

8.6 The Licensee acknowledges that: a. The Asset has not been prepared to meet any specific requirements of any party, including any requirements of Licensee; and b. it is therefore the responsibility of the Licensee to ensure that the Asset meets its own individual requirements.

8.7 To the extent permitted by law, no express or implied warranty, term, condition or undertaking is given or assumed by Licensor, including any implied warranty of merchantability or fitness for a particular purpose.

9. Indemnification

9.1 The Licensee must indemnify, defend and hold harmless Licensor, its board members, officers, employees and agents from and against any and all claims (including third party claims), demands, actions, suits, expenses (including attorney’s fees) and damages (including indirect or consequential loss) resulting in any way from:

a. Licensee’s and Licensee’s employee’s use or reliance on the Asset,
b. any breach of the terms of this License Agreement by the Licensee or any Licensee employee, and
c. any other act of Licensee.

9.2 This clause 9 will survive termination of this Agreement.

10. Waiver

10.1 Any failure or delay by either Party to exercise any right, power or privilege hereunder or to insist upon observance or performance by the other of the provisions of this License Agreement shall not operate or be construed as a waiver thereof.

11. Governing Law

11.1 This Agreement will be construed by and governed in accordance with the laws of Singapore. The Parties submit to exclusive jurisdiction of the courts of Singapore.

12. Termination

12.1 This Agreement and the License granted herein commences upon the Commencement Date and is granted for the Term, unless otherwise terminated by Licensor in the event of any of the following:

a. if the Licensee is in breach of any term of this License Agreement and has not corrected such breach to Licensor’s reasonable satisfaction within 7 days of Licensor’s notice of the same;
b. if the Licensee becomes insolvent, or institutes (or there is instituted against it) proceedings in bankruptcy, insolvency, reorganization or dissolution, or makes an assignment for the benefit of creditors; or
c. the Licensee is in breach of clause 5 or 7 of this Agreement.

12.2 Termination under this clause shall not affect any other rights or remedies Licensor may have.

13. License Fee

13.1 In consideration for the License grant described in this License Agreement, Licensee shall pay the yearly License fee as stated in Item 9 of the Schedule immediately upon execution of this Agreement and upon each anniversary date of this Agreement.

13.2 The License fee and any other amounts payable by the Licensee to the Licensor, under this Agreement, are exclusive of any and all foreign and domestic taxes, which if found to be applicable, will be invoiced to Licensee and paid by Licensee within 30 days of such invoice.

14. Assignment

14.1 Licensee shall not assign any rights of this License Agreement, without the prior written consent of Licensor.

15. Notices

15.1 All notices required under this Agreement shall be in writing and shall be deemed given (i) when delivered personally; (ii) five (5) days after mailing, when sent certified mail, return receipt requested and postage prepaid; or (iii) one (1) business day after dispatch, when sent via a commercial overnight carrier, fees prepaid. All notices given by either Party must be sent to the address of the other as first written above (unless otherwise changed by written notice).

16. Counterparts

16.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one instrument.

17. Severability

17.1 The Parties recognize the uncertainty of the law with respect to certain provisions of this Agreement and expressly stipulate that this Agreement will be construed in a manner that renders its provisions valid and enforceable to the maximum extent possible under applicable law. To the extent that any provisions of this Agreement are determined by a court of competent jurisdiction to be invalid or unenforceable, such provisions will be deleted from this Agreement or modified so as to make them enforceable and the validity and enforceability of the remainder of such provisions and of this Agreement will be unaffected.

18. Entire Agreement

18.1 This Agreement contains the entire agreement between the Parties and supersedes any previous understanding, commitments or agreements, oral or written. Further, this Agreement may not be modified, changed, or otherwise altered in any respect except by a written agreement signed by both Parties.

IN WITNESS WHEREOF, this Agreement, including the attached Schedule, was signed by the Parties under the hands of their duly authorized representatives and made effective as of the 3rd January 2020.

For and on Behalf of Superbee Network Singapore Pte Ltd

/s/HuiEng Ling

Alicia Ling Hui Eng

03/01/2020

For and on Behalf of Jaison Phytochem, Inc.

/s/Jacksaa Tan

Jacksaa Jayson Tan

03/01/2020

Exhibit A

Exhibit B

知識產權署外觀設計註冊處
Designs Registry
Intellectual Property Department

香港特別行政區政府
The Government of the Hong Kong
Special Administrative Region

外觀設計註冊證明書

《註冊外觀設計條例》(第 522 章)

CERTIFICATE OF REGISTRATION OF DESIGN

Registered Designs Ordinance (Chapter 522)

茲證明下述外觀設計之詳情於今日記入註冊紀錄冊:
I hereby certify that the design with the following particulars has been entered in the register today:

[11] 註冊編號 Registration No.: 0703064.4

[15] 註冊日期 Date of Registration: 03.12.2007

[51] 洛迦諾分類號 Locarno Classification No.: Cl. 9 - 03

[54] 物品 Article (s)
飲管形蜂蜜包裝 Packaging for honey in straw shape

[55] 外觀設計的表述 Representation of the Design
見後附表述 See attached representation(s)

[57] 新穎性陳述 Statement of Novelty
表述所顯示的物品的形狀、構形、式樣、裝飾及/或上述數者的結合是聲稱具有新穎性的外觀設計特色。
The features of the design(s) for which novelty is claimed are the shape, configuration, pattern, ornamentation and/or the combination thereof of the article as shown in the representations.

[73] 註冊擁有人姓名/名稱及地址 Name and Address of Registered Owner
Superbee Network Singapore Pte Ltd
6 Ubi Road 1, #02-01, Wintech Centre, 408726, SINGAPORE

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Registration No. 0703064.4

日期：二〇〇八年一月十八日
Dated this 18 January, 2008

外觀設計註冊處處長謝肅方
Stephen Selby
Registrar of Designs

註：
Note:

1. 外觀設計的註冊，由註冊當日開始生效，而註冊日期則可追溯至註冊申請的提交日期。除聯繫或相應外觀設計外，外觀設計的註冊的首段有效期為自註冊申請的提交日期起計的 5 年。註冊有效期可每次再延展 5 年，但總共不得超過自註冊申請的提交日期起計的 25 年。
   Registration of a design takes effect on the Date of Registration, which is backdated to the filing date of the application for registration. Except for associated or corresponding designs, the initial period of registration of a design is 5 years beginning on the filing date of the application for registration. The period of registration may be extended for additional periods of 5 years each but the total period of registration may not exceed 25 years beginning on the filing date of the application for registration.

2. 本外觀設計的擁有權如有改變，或擁有人的姓名/名稱及/或地址/送達地址改變，必須立刻向處長申請將改變註冊。
   Upon any change of ownership of this design, or change of name and/or address/address for service of the registered owner, application should AT ONCE be made to the Registrar to register the change.

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Exhibit C

PERBADANAN HARTA INTELEK MALAYSIA
INTELLECTUAL PROPERTY CORPORATION OF MALAYSIA

(Diperbadankan)
Kementerian Perdagangan Dalam Negeri Dan Hal Ehwal Pengguna

AKTA REKA BENTUK PERINDUSTRIAN 1996

PERATURAN-PERATURAN REKA BENTUK PERINDUSTRIAN 1999
(Peraturan 20)

PERAKUAN PENDAFTARAN
SUATU REKA BENTUK PERINDUSTRIAN

Nombor Pendaftaran	:	MY 06-00517
Tarikh Pendaftaran	:	12 Julai 2006
Tarikh Prioriti	:	-
Tarikh Pemfailan	:	12 Julai 2006
Tarikh Pemberian Perakuan	:	05 Julai 2007
Barang atau set Barang yang berkenaan dengannya Reka Bentuk Perindustrian itu didaftarkan	:	PACKAGING FOR HONEY IN STRAW

Dengan ini disahkan bahawa,

menurut dan tertakluk kepada peruntukan Akta Reka Bentuk Perindustrian 1996 dan Peraturan-Peraturan Reka Bentuk Perindustrian 1999, Reka Bentuk Perindustrian atau Reka Bentuk-Reka Bentuk Perindustrian yang representasi atau representasi-representasi dikepilkan, telah atau pun didaftarkan pada tarikh pendaftaran di atas, atas nama **SUPERBEE NETWORK SINGAPORE PTE. LTD. (200000908R)** di alamat **6 UBI ROAD 1, #02-01, WINTECH CENTRE, SINGAPORE 408726** berkenaan dengan suatu permohonan pendaftaran Reka Bentuk Perindustrian.

(MOHD. FAIIZUDIN BIN MOHD. SHARUJI)
b.p. Pendaftar
Reka Bentuk Perindustrian Malaysia

P.U. (A) 351

Schedule

Item 1 – License Agreement

THE LICENSE AGREEMENT OF WHICH THIS SCHEDULE FORMS A PART IS DATED AS OF 3RD JANUARY 2020 AND IS BY AND BETWEEN THE PARTIES REFERENCED IN ITEM 2 BELOW.

Item 2 – Name and Address of Licensor and Licensee

Licensor: Superbee Network Singapore Pte Ltd, a company organized and existing in Singapore, with a registered address at 1 Kaki Bukit Ave 3, #09-11, KB-1, Singapore 416087.

Licensee: Jaison Phytochem, Inc., a company organized and existing in USA with a registered address at 30N Gould St STE R, Sheridan, Wyoming WY82801.

Item 3 – Other License Terms

As delineated

Item 4 – Commencement Date

Strictly on the 3rd day of January in the Year 2020

Item 5 – Expiry Date

-	Industrial Design – EU by 2033
-	Industrial Design – HK by 2032
-	Industrial Design – MY by 2021

Item 6 – Description of Asset

Industrial Design for the Packaging of Honey in Straw Shape. The novelty of the design resides in the features of the shape and configuration in the articles of representation in the format in item 7.

Item 7 – Format of Asset

European Union (EU)

OHIM – OFFICE FOR HARMONIZATION IN THE INTERNAL MARKET
TRADE MARKS AND DESIGNS

HABM – HARMONISIERUNGSAMT FÜR DEN BINNENMARKT
MARKEN, MUSTER UND MODELLE

21 000944186-0001
25 EN - DE
22 02/06/2008
15 02/06/2008
45 01/08/2008
11 000944186-0001
73 Superbee Network Singapore Pte Ltd
6 Ubi Road 1, #02-01, Wintech Centre
Singapore 408726
SINGAPUR
74 LANDMARK
Stationsplein 325
NL-3818 LE Amersfoort
PAÍSES BAJOS
51 09 - 03
54 **BG** - Сламени опаковки за мед

ES - Embalaje para miel en forma de imitación de paja

CS - Balení na med ve formě slámy

DA - Emballering til honning i form af et rør

DE - Verpackung für Honig in Strohform

ET - Kõrrekujulised meepakendid

EL - Συσκευασία μελιού σε μορφή σωληναρίου

EN - Packaging for honey in straw shape

FR - Emballage de paille pour miel

IT - Imballaggio per miele sotto forma di paglia

LV - Iepakojums medum salmu formā

LT - Šiaudų formos pakuotės medui

HU - Szívószálas csomagolás mézhez

MT - Imballaġġi għall-għasel f'forma ta' tiben

NL - Verpakking voor honing in de vorm van een rietje

PL - Opakowanie na miód w kształcie słomy

RO - Ambalaj pentru miere în formă de pai

PT - Embalagem para mel em forma de palha

SK - Balenie pre med v tvare slamy

SL - Embalaža za med v slamnati obliki

FI - Hunajapakkaukset korren muodossa

SV - Förpackning för honung i form av ett rör

30 HK - 03/12/2007 - 0703064.4
57
55

0001.1

0001.2

0001.3

0001.4

0001.5

0001.6

1 / 2

Hong Kong (HK)

0703064.4

1 / 2

FRONT ELEVATIONAL VIEW

REAR ELEVATIONAL VIEW

TOP PLAN VIEW

BOTTOM PLAN VIEW

0703064.4

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RIGHT SIDE VIEW

LEFT SIDE VIEW

PERSPECTIVE VIEW

Malaysia (MY)

MY06-00517

1 of 4

1.1 Front and Back View

Statement of Novelty

The novelty in the design resides in the features of shape and configuration of the article as shown in the representation.

Item 8 – Approved Purpose

The Licensor does not accept any responsibility or liability for the success or otherwise of the Approved Purpose and is not liable for any losses which may be suffered by the Licensee in undertaking the Approved Purpose.

Item 9 – License Fee

LICENSEE shall pay to LICENSOR up-front monies on the date of Closing in United States dollars as follows:-

-	Industrial Design EU = $500,000
-	Industrial Design HK = $500,000
-	Industrial Design MY = $80,000

The up-front monies are not to be considered as part of the royalties.

Upon Closing, LICENSEE shall pay LICENSOR a royalty payment based upon the Gross Sales of the LICENSEE.  Said royalty payment shall be calculated based upon 20% of the Gross Sales of the LICENSEE with regard to the Industrial Design exceeding $6,000,000 per annum in United States dollars.